Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,162,221.63
Previously Paid Amount	0.00
Total Fee Amount	160.50
Total Offset Amount	0.00
Net Fee	$ 160.50